Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Spectrum Income Fund

Class	A	LSPAX
Class	C	LSPCX
Class	I	LSPIX

Supplement dated August 20, 2014, to the Prospectus dated May 1, 2014.

Prior Performance of Sub-Adviser’s Similarly Managed Accounts

The Sub-Adviser (Trust and Fiduciary Management Services, Inc.) has previously managed similarly managed accounts and other accounts, including a registered investment company, with substantially similar objectives and strategies as those it uses to manage the Income Strategy portion of the Fund's assets allocated to it.  The Income Strategy portion of the LoCorr Spectrum Income Fund (the “Fund”) only represents one of the strategies utilized by the Adviser in pursuing the Fund’s investment objective.  You should not consider the past performance of these accounts as indicative of the future performance of the Fund.

The following tables set forth performance data relating to the historical performance of the composite of each similarly managed account which represents all such client assets managed by the Sub-Adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those employed by the Sub-Adviser in the management of its Income Strategy allocated portion of the Fund’s assets. The data, which has been provided by the Sub-Adviser, is provided to illustrate the past performance of the Sub-Adviser in managing accounts with substantially similar investment strategies, as measured against the S&P 500® Index and the Barclays Aggregate Bond Index, and does not represent the performance of the Fund. The Sub-Adviser’s similarly managed accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act"), or Subchapter M of the Code. Consequently, the performance results for certain similarly managed accounts could have been adversely affected if they had been regulated as investment companies under the federal securities laws. The method used to calculate each account's performance differs from the Securities and Exchange Commission's standardized method of calculating performance, because they are not priced daily, and may produce different results.  The Sub-Adviser’s similarly managed accounts were subject to expenses that are most similar to the estimated expense of the Fund’s Class I shares.  Class A and Class C shares have estimated expenses that are 0.25% and 1.00%, respectively, higher than those of Class I shares.

The chart below shows the net annual returns of the similarly managed accounts for the calendar years shown.  Returns for 2014 are through June 30 and returns for 2001 begin on July 1.

Year	7/1/01*	2002	2003	2004	2005	2006	2007
Return	-0.19%	-3.83%	16.87%	10.18%	2.40%	13.49%	-5.87%

Year	2008	2009	2010	2011	2012	2013	6/30/14**
Return	-39.52%	73.31%	26.03%	-0.29%	10.75%	11.26%	10.66%
* Period from July 1, 2001 to December 31, 2001.
** Period from January 1, 2013 to June 30, 2013.

The chart below shows the average annual performance (net of fees) of the similarly managed accounts through 6/30/2014 (inception date of 7/1/01):

Period ending 6/30/2014	Sub- Adviser	S&P 500 Index	Barclays Aggregate Bond Index
1 Year	17.52%	24.61%	4.37%
3 year	8.97%	16.58%	3.66%
5 year	17.50%	18.83%	4.85%
10 year	8.07%	7.78%	4.93%
Since inception (7/1/01)	7.03%	5.76%	5.26%

The chart below shows the gross annual returns of the similarly managed accounts for the calendar years shown.  Returns for 2014 are through June 30 and returns for 2001 begin on July 1.

Year	7/1/01*	2002	2003	2004	2005	2006	2007
Return	-0.10%	-2.77%	17.97%	11.31%	3.44%	14.67%	-4.97%

Year	2008	2009	2010	2011	2012	2013	6/30/14**
Return	-38.94%	75.01%	27.14%	0.54%	12.13%	12.68%	11.37%
* Period from July 1, 2001 to December 31, 2001.
** Period from January 1, 2013 to June 30, 2013.

The chart below shows the average annual performance (gross of fees) of the similarly managed accounts through 6/30/2014 (inception date of 7/1/01):

Period ending 6/30/2014	Sub- Adviser	S&P 500 Index	Barclays Aggregate Bond Index
1 Year	19.03%	24.61%	4.37%
3 year	10.30%	16.58%	3.66%
5 year	18.77%	18.83%	4.85%
10 year	9.19%	7.78%	4.93%
Since inception (7/1/01)	8.13%	5.76%	5.26%

The S&P 500 Index consists of 500 stocks chosen for their market size, liquidity and industry group representation.  It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers and each portfolio manager's ownership of Fund shares.